HORACE MANN MUTUAL FUNDS

                   Supplement to Prospectus dated May 1, 1997

         The first paragraph of the section entitled "Management - The Subadvisers - International Equity Fund" and the first paragraph of the section entitled "Management - The Subadvisers - Socially Responsible Fund" on page 12 are revised to read as follows:

         Scudder, Stevens and Clark, Inc. ("SSC"), a registered investment adviser, currently serves as the investment subadviser of the International Equity Fund and the Socially Responsible Fund pursuant to a Subadvisory agreement with Investors. On June 27, 1997, SSC announced the signing of a definitive merger agreement with the Zurich Group, a leading international insurance and financial services organization ("Zurich"). Under the agreement, Zurich's subsidiary, Zurich Kemper Investments, Inc., an investment manager with approximately $80 billion in assets under management, will be combined with SSC's $120 billion mutual fund and asset management operation, to form Scudder Kemper Investments, Inc. After the merger is completed, Scudder Kemper Investments, Inc. will act as the investment subadviser for the International Equity Fund and the Socially Responsible Fund.

         The second through fifth paragraphs of the section entitled "Management
- The Subadvisers - International Equity Fund" and the third through fifth paragraphs of the section entitled "Management - The Subadvisers - Socially Responsible Fund" on page 12 are supplemented as follows:

         The International Equity Fund and the Socially Responsible Fund are each managed by a team of SSC investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by SSC's large staff of economists, research analysts, traders and other investment specialists who work in SSC's offices across the United States and abroad. SSC believes its team approach benefits Fund investors by bringing together many disciplines and leveraging SSC's extensive resources.

         The SSC international equity team includes the following individuals, each of whom have been a member of the team since the International Equity Fund's inception, unless otherwise noted:

         Effective August 1, 1997, Irene Cheng became the team's lead portfolio manager. Ms. Cheng, who has over 13 years of industry experience and joined SSC in 1993, focuses on portfolio management and equity strategy for SSC's international equity investments.

         Nicholas Bratt, Portfolio Manager, directs SSC's overall global equity investment strategies. Mr. Bratt joined SSC and the team in 1976.





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         Carol L. Franklin, a member of the international equity team, joined
         SSC International Fund's portfolio management team in 1986. Ms. Franklin, who has over 20 years of experience in finance and investing, joined SSC in 1981.

         Joan Gregory, Portfolio Manager, focuses on stock selection, a role she has played since she joined SSC in 1992. Ms. Gregory, who joined the team in 1994, has been involved with investment in global and international stocks.

         Marc Joseph, Portfolio Manager, has been a member of the team since July 1997, when he joined SSC as a member of SSC's Global Equity Group, where he focuses on managing international equity portfolios. Prior thereto, he managed international portfolios and has over 10 years of industry experience.

         Sheridan Reilly, Portfolio Manager, joined SSC in 1995 and is a member of SSC's Global Equity Group. Mr. Reilly has over 10 years of industry experience focusing on strategies for global portfolios, currency hedging and foreign equity markets.

         The SSC socially responsible growth and income team includes the following individuals, each of whom has been a member of the team since the Socially Responsible Fund's inception:

         Lori Ensinger, Lead Portfolio Manager, joined SSC and the portfolio management team in 1993. Ms. Ensinger focuses on stock selection and investment strategy. She has worked as a portfolio manager since 1983.

         Robert T. Hoffman, Portfolio Manager, joined SSC in 1990. Since then, he has been involved in all aspects of investment decision-making for the team and currently directs the investment management of all assets under the growth and income approach. Mr. Hoffman has 13 years of experience in the investment industry, including several years of pension fund management experience.

         Deborah Chaplin, Portfolio Manager, has focused on stock selection and investment strategy since joining the portfolio management team in 1997. Ms. Chaplin, who joined SSC in 1996, has over four years of investment experience as a securities analyst and portfolio manager. Prior to joining SSC, Ms. Chaplin was a research fellow in the Faculty of Letters at Kyoto University, Japan.

         Benjamin W. Thorndike, Portfolio Manager, is the Fund's chief analyst and strategist for convertible securities. Mr. Thorndike, who has 18 years of investment experience, joined SSC in 1983 as a portfolio manager, and the Fund at its inception.

         Kathleen T. Millard, Portfolio Manager, has been involved in the investment industry since 1983 and has worked as a portfolio manager since 1986. Ms. Millard, who joined SSC in 1991 and the Fund at its inception, focuses on strategy and stock selection.

Supplement dated October 8, 1997.


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